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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                October 13, 2000
     ---------------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                       Specialty Equipment Companies, Inc.
             --------------------------------------------------------
              (Exact name of registrant as specified in its charter)




         Delaware                      0-22798                   36-3337593
-----------------------------       --------------           -------------------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)



                1245 Corporate Blvd., Suite 401, Aurora, IL 60504
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (630) 585-5111
                         -------------------------------
                         (Registrant's telephone number)



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ITEM 5.  OTHER EVENTS.

         Specialty Equipment Companies, Inc. (the "Company") has entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of October 13, 2000 by and among the Company, United Technologies Corporation, a Delaware corporation ("Parent"), and Solar Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Purchaser"). The Merger Agreement contemplates, among other things, that, subject to the terms and conditions of the Merger Agreement, Parent and Purchaser will commence a cash tender offer (the "Offer") for all outstanding shares of the Company's common stock, par value $0.01 per share (the "Shares"), at a price of $30.50 per Share. The Offer will be subject to certain conditions, including the conditions that (i) at the expiration of the Offer there shall have been validly tendered and not withdrawn a number of Shares (including all Shares tendered pursuant to the Stockholder Agreement described below) which constitutes at least a majority of the Company's issued and outstanding shares of common stock on a fully diluted basis (the "Minimum Condition") (for purposes of determining whether the Minimum Condition has been met, each outstanding Share beneficially owned by Parent (excluding those held by an employee benefit plan) are treated as validly tendered under the Offer and not withdrawn), (ii) any and all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any foreign antitrust laws shall have expired or been terminated,
(iii) any required approval under any foreign antitrust laws shall have been obtained, (iv) no event has occurred which has had or likely will have a material adverse effect on the Company, (v) no material breaches of any of the Company's obligations under the Merger Agreement have occurred, (vi) the Company's representations and warranties are and remain accurate, (vii) no legal prohibition, enforcement or injunction prohibiting the transaction exists and
(viii) no government agency has taken any action to prohibit the transaction. The Merger Agreement provides that if the Offer is consummated pursuant to its terms, Purchaser will, on the terms and subject to the conditions set forth in the Merger Agreement, thereafter be merged (the "Merger") with and into the Company for the same per Share consideration as is payable in the Offer and the Company will continue as the surviving corporation. Upon completion of the Merger, the Company will be a wholly owned subsidiary of Parent. The description of the Merger Agreement contained herein is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1, and is incorporated herein by reference.

         Simultaneously with the execution of the Merger Agreement, Parent and Purchaser entered into a Stockholder Agreement dated as of October 13, 2000 (the "Stockholder Agreement") with the Malcolm I. G lazer Family Limited Partnership, Kevin E. Glazer and Avram A. Glazer (collectively, the "Glazers"), the owners of 7,768,175 Shares, approximately 38% of the outstanding Shares (on a fully diluted basis including any Shares that may be issued upon exercise of any outstanding Company Stock options), pursuant to which, among other things, the Glazers agreed, upon the terms and conditions set forth in the Stockholder Agreement, to tender into the Offer all Shares owned by them, granted to Parent an option to purchase such Shares under certain circumstances for $30.50 (subject to change if the price payable pursuant to the Offer changes), and granted to Parent a proxy to vote such Shares in certain circumstances. The description of the Stockholder Agreement contained herein is qualified in its entirety by reference to the Stockholder Agreement, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

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         The Merger Agreement includes provisions prohibiting the Company from soliciting another purchaser, and provides for the payment of $20 million in fees (the "Termination Fee") to Parent in the event of a termination of the Merger Agreement under certain circumstances. For example, the Termination Fee is payable prior to the Company terminating the Merger Agreement due to the Company's intention to enter into an unsolicited alternative transaction; provided that the Company must provide at least the greater of 72 hours or two full business days advance notice of and certain information regarding such proposal to Parent.

         A copy of the press release issued by Parent and the Company announcing the execution of the Merger Agreement is filed herewith as Exhibit 99.2, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Business Acquired.

                  Not applicable.

         (b)  Pro Forma Financial Information.

                  Not applicable.

         (c)  The following exhibits are filed with this report:

         2.1 Agreement and Plan of Merger dated as of October 13, 2000 among Parent, Purchaser and the Company.

         99.1 Stockholder Agreement, dated as of October 13, 2000 among Parent, Purchaser, the Malcolm I Glazer Family
                  Limited Partnership, Kevin E. Glazer and Avram A. Glazer.

         99.2 Joint Press Release of Parent and the Company dated October 16, 2000.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SPECIALTY EQUIPMENT COMPANIES, INC.


                                    /s/ Jeffrey P. Rhodenbaugh
                                    --------------------------------------------
                                    Jeffrey P. Rhodenbaugh
                                    President and Chief Executive Officer
Dated: October 16, 2000

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                                  EXHIBIT INDEX

--------------------------------------------------------------------------------
        EXHIBIT NO.                        DESCRIPTION OF EXHIBITS
--------------------------------------------------------------------------------
            2.1               Agreement and Plan of Merger dated as of
                              October 13, 2000 among Parent, Purchaser
                              and the Company.
--------------------------------------------------------------------------------
            99.1              Stockholder Agreement, dated as of October 13,
                              2000 among Parent, Purchaser, the Malcolm I
                              Glazer Family Limited Partnership, Kevin E.
                              Glazer and Avram A. Glazer.
                              --------------------------------------------------
            99.2              Joint Press Release issued by Parent and the
                              Company dated October 16, 2000.
                              --------------------------------------------------

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